THIS DOCUMENT IS A COPY OF THE 8-K FILED ON MAY 7, 1997 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event report) March 6, 1997

ZERON ACQUISITIONS II, INC.
(Exact name of registrant as specified in its charter)


NEVADA
(State or other jurisdiction of incorporation)


33-51194-NY                         13-3666344
(Commission File Number)            (IRS Employer Identification No.)


370 Lexington Avenue, Suite 1808, New York, New York 10017
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (212) 687-4230



_________________________________________________________________
(Former name or former address, if changed since last report)

ZERON ACQUISITIONS II, INC.

FORM 8 - K

MARCH 6, 1997


Item 4.     Changes in Registrant's Certifying Public Accountant -

          (a) As of this date, the Company has engaged the services of Mayer Rispler & Company, CPA's, P.C. as independent auditors for Zeron Acquisitions II, Inc. in place of Nachum Blumenfrucht, CPA. The Board of Directors of the Company voted to retain the services of a certified public accounting firm of a larger size better equipped to audit the Company's books and records.

          (b) In connection with Mr. Blumenfrucht's audits for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Blumenfrucht's report on the financial statements contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

Exhibits

(1)     Letter dated March 6, 1997 from Nachum Blumenfrucht, CPA.

                                                 March 6, 1997



SECURITIES & EXCHANGE COMMISSION
450 FIFTH ST. NW
WASHINGTON D.C. 20549


To Whom It May Concern,


I am the former accountant for Zeron Acquisition II Inc. for the periods March 6, 1992 (Inception) through December 31, 1995, there have been no disagreements between management and myself, in regard to any accounting principles, practices, auditing scope, procedure or financial statement disclosure during the course of my audit. In addition, prior to, and during the course of my engagement, nothing came to my attention to question the integrity of management.


                              Sincerely,


                              Nachum Blumenfrucht CPA

FORM 8 -K

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ZERON ACQUISITIONS II, INC.
                              (Registrant)


                                   Gary Takata
                              By:________________________________
                                   Gary Takata
                                   President and Director


Dated: March 12, 1997

FORM 8

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT TO APPLICATION OR REPORT
Filed Pursuant to Section 12, 13, or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

ZERON ACQUISITIONS II, INC.
(Exact name of registrant as specified in charter)

AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its March 6, 1997 Form 8-K as set forth in the pages attached hereto:


Item 4.     Changes in Registrant's Certifying Public Accountant


Exhibits - Letter dated May 7, 1997 from Nachum Blumenfrucht, CPA




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                              ZERON ACQUISITIONS II, INC.
                              (Registrant)

                                   Gary Takata
                              By:________________________________
                                   Gary Takata
                                   President and Director

Dated: May 7, 1997

ZERON ACQUISITIONS II, INC.

FORM 8 - K

MAY 7, 1997


Item 4.     Changes in Registrant's Certifying Public Accountant -

          (a) As of March 6, 1997, the Company has engaged the services of Mayer Rispler & Company, CPA's, P.C. as independent auditors for Zeron Acquisitions II, Inc. in place of Nachum Blumenfrucht, CPA. The Board of Directors of the Company voted to retain the services of a certified public accounting firm of a larger size better equipped to audit the Company's books and records.

          (b) In connection with Mr. Blumenfrucht's audits for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, and the interim periods through March 6, 1997, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Blumenfrucht's report on the financial statements contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

Exhibits

(1)     Letter dated May 7, 1997 from Nachum Blumenfrucht, CPA.

                                                    May 7, 1997



U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                    Re:     Zeron Acquisitions II, Inc.

Dear Sir:

     As the former accountant for Zeron Acquisitions II, Inc., I agree with the amended disclosure included in the amended Form 8-K dated May 7, 1997.

                              Very truly yours,



                              Nachum Blumenfrucht

NB/al